UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

BYRNA TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-40385	71-1050654
(Commission File Number)	(IRS Employer Identification No.)

100 Burtt Road, Suite 115
Andover, MA 01810
(Address and Zip Code of principal executive offices)

(978) 868-5011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	BYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2024, Byrna Technologies Inc. (the “Company”) announced that it has appointed John Brasseur as the Company’s Chief Operating Officer, effective as of May 1, 2024 (the “Effective Date”).

Mr. Brasseur has served as the Company’s Vice President of New Product Development since July 2023. Prior to joining the Company, Mr. Brasseur, age 44, served as Chief Product Officer of Tactacam, a game camera manufacturer, from October 2022 until July 2023. Prior to Tactacam, he spent twelve years at SigSauer, a global leader in firearm manufacturing, in roles of increasing responsibility, most recently as Vice President of Product Management from June 2014 through October 2022. Mr. Brasseur holds a BS in Mechanical Engineering from the University of New Hampshire and an MBA from Plymouth State University.

In connection with Mr. Brasseur’s prior appointment as Vice President of New Product Development, the Company entered into an Offer Letter (the “Offer Letter”) with Mr. Brasseur effective as of July 18, 2023. Pursuant to the Offer Letter, Mr. Brasseur received an annual base salary of  $250,000 and he was entitled to receive a performance bonus with a target of up to 50% of his annual base salary for the applicable fiscal year. In connection with Mr. Brasseur’s appointment as Chief Operating Officer, effective as of the Effective Date, the Company agreed to increase Mr. Brasseur’s base salary to $275,000 and to increase his target bonus opportunity to 60% of his annual base salary.

There is no family relationship between Mr. Brasseur and any director or executive officer of the Company. There are no transactions between Mr. Brasseur and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The foregoing summary of the material terms of the Offer Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full and complete terms of the Offer Letter, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On April 25, 2024, the Company issued a press release announcing the appointment of Mr. Brasseur, a copy of which is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Information contained on or accessible through any website reference in the press releases is not part of, or incorporated by reference in, this Current Report, and the inclusion of such website addresses in this Current Report by incorporation by reference of the press releases is an inactive textual references only.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Offer Letter between Byrna Technologies Inc. and John Brasseur, dated July 13, 2023
99.1	Press Release of Byrna Technologies Inc., dated April 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYRNA TECHNOLOGIES INC.

Date: April 30, 2024	By:	/s/ Bryan Ganz
Name: Bryan Ganz Title: Chief Executive Officer